EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

Pursuant to Section 906 of the Sarbanes Oxley Act of 2002 (18 U.S.C. 1350) and

Rules 13a-14(b) of the Securities Exchange Act of 1934

In connection with the quarterly report on Form 10-Q of Icahn Enterprises L.P., for the period ended March 31, 2026, the undersigned certify that, to the best of his knowledge, based upon a review of the Icahn Enterprises L.P. quarterly report on Form 10-Q for the period ended March 31, 2026:

(1) The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

/s/ Andrew Teno
Andrew Teno
President and Chief Executive Officer of Icahn Enterprises G.P. Inc., the general partner of Icahn Enterprises L.P

Date: May 6, 2026

/s/ Ted Papapostolou
Ted Papapostolou
Chief Financial Officer of Icahn Enterprises G.P. Inc., the general partner of Icahn Enterprises L.P

Date: May 6, 2026